SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2012

ONSTREAM MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

  000-22849                                                                           65-0420146

            (Commission File Number)                                      (IRS Employer Identification Number)

   1291 SW 29 Avenue, Pompano Beach, Florida 33069

(Address of executive offices and Zip Code)

(954) 917-6655

(Registrant's Telephone Number, Including Area Code)

______________________________

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]             Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ]             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]             Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

            On August 13, 2012 we issued a press release announcing that our management will conduct a conference call at 4:30 p.m. ET on Wednesday, August 15, 2012, to discuss our fiscal 2012 third quarter financial results for the nine and three months ended June 30, 2012. We also announced that we anticipate releasing financial results and filing our Form 10-Q after the close of trading on the previous day (Tuesday, August 14, 2012).

            A copy of the press release, which is incorporated herein by reference and includes instructions for accessing the call, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits

(c)        Exhibits

Exhibit No.            Description

99.1                                              Press release dated August 13, 2012

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    ONSTREAM MEDIA CORPORATION

                                                                                    By: /s/ Robert E. Tomlinson

August 13, 2012                                                              Robert E. Tomlinson, CFO